COLLATERAL ASSIGNMENT OF CONTRACTS
                              (SECURITY AGREEMENT)


     In consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged and confessed, CONTINENTAL RESOURCES, INC., an Oklahoma corporation (the "Debtor"), having an address 302 N. Independence, Suite 300, Enid, Oklahoma 73701 and GUARANTY BANK, FSB, a federal savings bank, as Bank and as Collateral Agent as defined under the Credit Agreement hereinafter defined (the "Secured Party"), having an address of 333 Clay Street, Suite 4430, Houston, Texas 77002, agree as follows:

                                   Article I.

                        Assignment; Collateral; Security

     1.1 Assignment. Debtor hereby conveys, grants, transfers and absolutely assigns to Secured Party, its successors and assigns, all right, title, and interest of such Debtor in, to and under the collateral (the "Collateral") described or referred to in this Collateral Assignment of Contracts (this "Assignment") to secure all amounts due or owing to Secured Party by Debtor under that certain Fourth Amended and Restated Credit Agreement dated of even date herewith by and among Debtor, Secured Party as Collateral/Documentation Agent, Co-Arranger and a Bank, Union Bank of California, N.A., as Administrative Agent, LC Issuer, Lead Arranger, Fronting Bank and a Bank, Fortis Capital Corp., as Syndication Agent, Co-Arranger and a Bank and the other financial institutions and banks from time to time parties to the Credit Agreement (as the same may be amended, supplemented or modified from time to time, the "Credit Agreement") and all other obligations to be performed by the Debtor under the Credit Agreement, including, but not limited to, the indebtedness evidenced by the Notes (as defined in the Credit Agreement); together with any and all other indebtedness now or hereafter owed by Debtor to Secured Party, whether or not currently contemplated and whether or not arising under the Credit Agreement.

     1.2 Collateral. The Collateral covered by this Assignment is all right, title and interest of Debtor in and to the Contracts described on Exhibit "A" attached hereto and incorporated herein by reference for all purposes (the "Contracts"), including all amendments of, supplements to, and renewals and extensions of the Contracts at any time made; together with all proceeds, earnings, income, issues and profits arising from the Contracts and all other sums due or to become due under and pursuant thereto; together with any and all guarantees of or under any of the Contracts; together with all proceeds payable under any policy of insurance covering loss of income under any Contract for any cause; together with all rights, powers, privileges, options, and other benefits of Debtor under the Contracts, including, but not by way of limitation, (a) the immediate and continuing right to receive and collect all proceeds, income, revenues, issues, profits, damages, moneys, and security payable or receivable under or with respect to the Contracts, or pursuant to any of the provisions thereof, and (b) the right to make all waivers, agreements, and settlements, to give and receive all notices, consents, and releases, to take such action upon the happening of a default under any Contract, including the commencement, conduct, and consummation of proceedings at law or in equity as shall be permitted under any provision of any Contract or by law, and to do any and all other things, whatsoever, which Debtor is or may become entitled to do under the Contracts; SUBJECT, however, to the right and license hereinafter granted to Debtor by Secured Party.

     1.3 Security. This Assignment is made and given as security for, and shall remain in full force and effect until, (i) the payment in full of all principal, interest, and premium, if any, on the Notes and (ii) the full and complete performance and observance by Debtor of all of the terms, covenants, and conditions to be performed or observed by Debtor under the Notes, this Assignment, and the other Loan Documents (as defined in the Credit Agreement) to which Debtor is a party.

                                   Article II

                       Representations; Covenants; Waivers

     2.1 Representations and Covenants. Debtor shall pay to Secured Party any and all sums due or which may become due pursuant to the Notes and the Credit Agreement in accordance with the terms of such Notes and Credit Agreement, respectively, and the terms of this Assignment. Upon Debtor's default under this Assignment following any applicable notice period as may be provided hereunder or under the Credit Agreement, at the option of Secured Party, Debtor shall pay immediately, without demand, notice of any such default or event, notice of intent to accelerate maturity, notice of acceleration of maturity or presentment for payment or acceleration or any other act or notice whatsoever the entire unpaid indebtedness of Debtor to Secured Party whether created or incurred pursuant to this Assignment or otherwise.

     Debtor represents, warrants and agrees as follows:

     1. Debtor owns the Collateral and has the right to transfer the Collateral as provided herein, the Collateral is not subject to the interest of any third person other than the parties to the Contract, no financing statement covering the Collateral or its proceeds will be on file in any public office (other than financing statements in favor of Secured Party), and Debtor will defend the Collateral and its proceeds against the claims and demands of all third persons.

     2. Debtor shall keep accurate and complete records of the Collateral and its proceeds.

     3. Debtor will promptly notify Secured Party of any occurrences or circumstances which result in or are likely to result in the failure of any third party to any of the Contracts to perform its obligations as described in such Contracts.

     2.2 Waivers by Debtor. To the fullest extent permitted by applicable law and, to the extent applicable, Debtor, for itself, its successors and assigns, and each and every person with any interest in the Collateral, or any part thereof, whether now owned or hereafter acquired, hereby waives demand, presentment for payment, diligence in collection, and notice of non-payment and protest; hereby consents and agrees to any extension of time, whether one or more, for the payment thereof and/or to any and all renewals thereof; and hereby consents and agrees that Secured Party may amend the terms thereof, may release all or any part of the security for the payment thereof, without, in any event, affecting the terms or effect of this Assignment or the obligations or liabilities hereunder of Debtor, its successors or assigns, or any person with any interest in the Collateral, or any part thereof, whether now owned or hereafter acquired.

                                   Article III

                               Default; Activation

     3.1 Events of Default. Debtor shall be in default under this Assignment upon the occurrence of and continuation of any of the events or conditions defined as Events of Default in Section 7.01 of the Credit Agreement (herein called an "Event of Default") beyond any applicable notice period.

     3.2 Declaration of Activation. Secured Party may, upon the occurrence of an Event of Default, execute and deliver, by depositing in the United States Mail, postage prepaid, certified mail, addressed to Debtor at the address noted in
Section 5.4 of this Assignment, a Declaration of Activation of Assignment of Proceeds (hereinafter referred to as a "Declaration of Activation"), declaring that Secured Party terminates the license granted to Debtor pursuant to Section
4.4 hereof and thereafter shall exercise its rights under this Assignment and declares that constructive possession of the Collateral is vested in Secured Party and that all of the legal and equitable interest in the proceeds, issues and profits of the Collateral is vested in Secured Party. Said Declaration of Activation shall not be deemed ineffective or deficient by reason of the fact that it may contain any matter or matters in addition to the foregoing or by reason of the fact that no specific Event of Default is set forth therein. Said Declaration of Activation shall be in effect immediately upon its deposit in the United States Mail.

                                   Article IV

                             Rights of Secured Party

     4.1 Powers of Secured Party. After the occurrence of an Event of Activation, Secured Party, without in any way waiving any default, shall, at its option, have the complete right, power and authority, at any time thereafter to terminate the right and license granted to Debtor hereunder and thereafter may transfer the Collateral to itself or its nominee, receive income thereon or therefrom, and apply such income first to any costs incurred by Secured Party in connection with the Notes, or the Credit Agreement, second to accrued but unpaid interest due under the Notes, and third to reduction of the principal balance of the Notes, Debtor remaining liable for any deficiency. Secured Party may delay exercising or elect not to exercise any right or remedy under this Assignment or any indebtedness secured hereby without waiving that or any other past, present or future right or remedy. Secured Party's exercising its right to apply the Collateral and/or proceeds from the Collateral toward its indebtedness shall not constitute an election of remedies, therefore Debtor shall remain liable for any deficiency and Secured Party may exercise or enforce any and all other rights and remedies it may have after enforcing its remedies hereunder. Secured Party shall have the rights, powers and remedies of a secured party under the Uniform Commercial Code under the Texas Business and Commerce Code. Notwithstanding anything to the contrary in this Assignment, if any applicable provision of any law requires Secured Party to give reasonable notice of any sale or disposition or other action, Debtor hereby agrees that ten (10) days prior written notice shall constitute reasonable notice thereof.

     Debtor further agrees that after the occurrence of an Event of Activation, Secured Party may at any time thereafter demand that all proceeds of any and all Collateral be paid to Secured Party whether or not there are any sums then due on any indebtedness secured hereby, and Debtor authorizes any obligor under any of said Collateral to pay any sums so demanded to Secured Party.

     4.2 Attorney-in-Fact. Debtor further agrees, at its expense, to do, make, procure, assign, endorse, and deliver all acts, things, writings, and assurances as Secured Party may at any time require to protect, assure, or enforce its interest and remedies created by this Assignment; including but not limited to any check, endorsement, certificate, or any other instrument required by Secured Party. Debtor further agrees that while any Event of Default remains uncured, Secured Party may following a Declaration of Activation receive any and all proceeds or income from the Collateral, and Secured Party may execute, assign, and endorse appropriate receipts, releases and satisfaction, or negotiable or non-negotiable instruments, or any other instruments or documents in the name of and as agent for Debtor, or in its own name, which Debtor has agreed to execute, sign, or endorse herein or under the Contract, and Secured Party is hereby constituted and appointed the agent and attorney-in-fact of Debtor to do all acts with respect to the Contracts and to execute and endorse all such instruments. Debtor agrees that this power of attorney is coupled with an interest and shall not be revoked until all indebtedness secured by this Assignment has been paid in full. Without limiting the generality of the foregoing, Secured Party shall be entitled at any time to file, and Debtor hereby authorizes Secured Party to file, a Uniform Commercial Code Financing Statement or this Agreement (or any amendment to either such instrument) or a carbon, photographic, or other reproduction of this Agreement, as a financing statement (or amendment thereto), in any form or medium provided by the UCC, with or without Debtor's signature, but the failure of Secured Party to do so shall not impair the validity or enforceability of this Agreement.

     4.3 Direction to Party to Contract. Debtor hereby consents to and irrevocably authorizes and directs the parties under the Contracts and any successors to the interest of said parties, upon demand and notice from Secured Party of the right of Secured Party to receive the proceeds and other amounts payable under such Contracts following a Declaration of Activation, to pay to Secured Party the proceeds and other amounts due or to become due under the Contracts, and said parties shall have the right to rely upon such demand and notice from Secured Party and shall pay such proceeds and other amounts to Secured Party without any obligation or right to determine the actual existence of the right of Secured Party to receive such proceeds and other amounts, notwithstanding any notice from or claim of Debtor to the contrary, and Debtor shall not have any right or claim against said parties for any such proceeds and other amounts so paid by said parties to Secured Party. Debtor hereby agrees that, at the request of Secured Party, Debtor will furnish each party under any Contract with a true and complete copy of this Assignment.

     4.4 License to Debtor. Notwithstanding the foregoing provisions making and establishing a present and absolute transfer and assignment of the Contracts and the proceeds, earnings, income, and profits arising therefrom, so long as no Event of Activation shall have occurred, Debtor shall have the right and license to collect, use, and enjoy the proceeds, issues, profits, and other sums payable under and by virtue of any Contract, but only as the same become due under the provisions of such Contract, and to enforce the covenants of each Contract and amend, supplement or renew each Contract as required in the ordinary course of business.

     4.5 Rights Optional. Secured Party shall not be obligated to perform or discharge any obligation, duty, or liability of Debtor, nor shall Secured Party be responsible for its failure to exercise or enforce any rights granted to it under this Assignment. Any failure or omission by Secured Party to enforce this Assignment for any period of time shall not impair the force or effect hereof or prejudice the rights of Secured Party, and Secured Party shall not be required under this Assignment to exercise or enforce any of the rights herein granted to it, it being understood that all matters contained herein are strictly within the discretion of Secured Party.

     By executing this Assignment, Debtor agrees that Secured Party does not assume any of Debtor's obligations or duties concerning the Contracts, including, but not limited to, any obligation of performance under the Contracts.

     4.6 Rights Cumulative. No right or remedy herein conferred upon or otherwise available to Secured Party is intended to be or shall be construed to be exclusive of any other right or remedy, but each and every one of the rights and remedies of Secured Party hereunder are cumulative and not in lieu of, but in addition to, any rights or remedies which Secured Party may have under the Loan Documents, at law, or in equity, any and all of which such rights and remedies may be exercised by Secured Party prior to, simultaneously with, or subsequent to any action taken hereunder. Any and all rights and remedies of Secured Party may be exercised from time to time and as often as Secured Party deems such exercise to be expedient, and the delay or failure of Secured Party to avail itself of any of the terms, provisions, and conditions of this Assignment for any period of time, at any time or times, shall not be construed or deemed to be or constitute a waiver or impairment thereof. No delay or omission to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power or shall be construed to be a waiver of any such default or Event of Default or an acquiescence therein; nor shall the giving, taking, or enforcement of any other or additional security, collateral, or guaranty for the payment of the indebtedness secured under this Assignment operate to prejudice, waive, or affect the security of this Assignment or any rights, powers, or remedies hereunder; nor shall Secured Party be required to first look to, enforce, or exhaust, any such other or additional security, collateral, or guaranty. Secured Party hereby further agrees that (a) none of the rights or remedies of Secured Party available under any other Loan Document or otherwise shall be delayed or in any way prejudiced by this Assignment; (b) notwithstanding any variation or modification, at any time, of the terms of the Notes, the Credit Agreement, and/or any other Loan Document or any extension of time for payment thereunder or under the Notes or any release of part or parts of the security conveyed under any of the Loan Documents, the Contracts and all of the benefits assigned hereunder shall continue as additional security in accordance with the terms hereof; and (c) each and all of the Contracts shall remain in full force and effect.

     4.7 No Waiver. Debtor hereby agrees that the collection of proceeds and the application as aforesaid, the taking of possession of the Collateral, or any part thereof, or the exercise of any other right or remedy by Secured Party shall not cure or waive any Event of Default hereunder; waive, modify, or affect any Declaration of Activation or other notice given hereunder; cure or waive any default; waive, modify, or affect any notice of default under the Notes or any of the Loan Documents; affect or impair any other right or remedy of Secured Party; or invalidate any act done pursuant to any such Declaration of Activation or other notice. The enforcement of any right or remedy by Secured Party, once exercised, shall continue for so long as Secured Party shall elect, and if Secured Party shall thereafter elect to discontinue the exercise of any such right or remedy, then the same or any other right or remedy hereunder or otherwise available may be reasserted at any time and from time to time upon any subsequent or continuing default.

     4.8 Indulgences by Secured Party. In the event that Secured Party (a) grants any extension of time or forbearance with respect to the payment of any indebtedness secured by this Assignment; (b) takes other or additional security for the payment thereof; (c) waives or fails to exercise any right granted herein or under the Notes, the Credit Agreement or any Loan Document; (d) grants any release, with or without consideration, of the whole or any part of the security held for the payment of the debts secured hereby or the release of any person liable for payment of such debts; or (e) amends or modifies, in any respect, any of the terms and provisions hereof or of the Notes (including substitution of other Notes), the Credit Agreement or any of the Loan Documents; then and in any such event, such act or omission to act shall not release Debtor or any co-makers, sureties, or guarantors of this Assignment or the Notes under any covenant of this Assignment or the Notes nor preclude Secured Party from exercising any right, power, or privilege herein granted or intended to be granted in the event of any other default or Event of Default then made or any subsequent default or Event of Default, nor in any way impair or affect the lien or priority of this Assignment or any other Loan Document.

                                    Article V

                            Miscellaneous Provisions

     5.1 Successors of Debtor. In the event of the sale or transfer of all or any part of the Collateral, by operation of law or otherwise, Secured Party is authorized and empowered to deal with the transferee with reference to this Assignment, the Collateral, or the debts secured hereby, or with reference to any of the terms or conditions contained herein, as fully and to the same extent as it might deal with Debtor and without in any way releasing or discharging any liabilities of Debtor hereunder or under the Notes, the Credit Agreement or the other Loan Documents.

     5.2 Successors and Assigns. This Assignment shall be assignable by Secured Party, and all representations, warranties, covenants, powers, and rights hereunder contained shall be binding upon Secured Party and Debtor, and their respective successors and assigns, and shall inure to the benefit of Secured Party, and its successors and assigns, and Debtor, and, but only to the extent permitted hereunder, its successors and assigns.

     5.3 Expenses of Secured Party. If Secured Party is made a party to any suit or proceeding by reason of the interest of the Secured Party in the Collateral, or if the Notes, this Assignment, the Credit Agreement, or any other Loan Document is placed in the hands of an attorney or attorneys to defend or enforce any rights of Secured Party, then Debtor shall reimburse Secured Party for all costs and expenses, including attorneys' fees, incurred by Secured Party in connection therewith. All amounts incurred by Secured Party hereunder shall be secured hereby and shall be due and payable by Debtor to Secured Party forthwith on demand, with interest thereon at the rate at which interest accrues on amounts due under the Notes after the same become due.

     5.4 Notices. All notices, demands, or documents of any kind which may be required or permitted to be served by either party hereto upon or to the other shall be effective upon delivery if served by delivering the same personally or by sending the same in the United States Mail, postage prepaid, certified mail, addressed to Debtor or Secured Party, as the case may be, at its address, as set forth above, or at such other address as either Debtor or Secured Party may from time to time designate by like notice to the other or as otherwise provided by the Credit Agreement. Any notice so mailed shall be deemed to have been given on the date delivered.

     5.5 Amendment. Neither this Assignment nor any term, covenant, or condition hereof may be amended, modified, or terminated, except by an agreement in writing, signed by the party against whom enforcement of the amendment, modification, or termination is sought.

     5.6 Construction. The Notes, this Assignment, the Credit Agreement, and the other Loan Documents shall be construed without regard to any presumption or rule requiring construction against the party causing such instruments to be drafted. The headings and captions contained in this Assignment are solely for convenience of reference and shall not affect its interpretation. All terms and words used in this Assignment, whether singular or plural and regardless of the gender thereof, shall be deemed to include any other number and any other gender as the context may require.

     5.7 Severability. If any term, covenant, or condition of this Assignment or the application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, then the remainder of this Assignment or the application of such term, covenant, or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant and condition of this Assignment shall be valid and enforceable to the fullest extent permitted by applicable law.

     5.8 Counterparts. This Assignment may be executed, acknowledged, and delivered in any number of counterparts, each of which shall constitute an original, but, all together, only one instrument.

     5.9 Duration. This Assignment shall become null, void, and of no further force or effect upon the payment in full of any indebtedness under the Notes, the Credit Agreement, this Assignment, and the other Loan Documents; whereupon the lien and security interest hereof shall be released at the cost and expense of the Debtor, and any Collateral held by Secured Party and not then covered by any of the other Loan Documents shall be reconveyed to Debtor at the cost and expense of Debtor.

     5.10 Applicable Law. The law governing this transaction shall be that of the State of Texas, except that the rate of interest that may be contracted for, charged or received on the indebtedness or obligations described herein shall be construed pursuant to the applicable federal or state law whichever allows the highest rate of interest.

     5.11 Benefit of All Banks. Debtor agrees and acknowledges that Secured Party executes this document as a Bank and as the Collateral Agent for the other Banks under the Credit Agreement and any and all rights, benefits and entitlements under this Agreement in favor of Secured Party are for the benefit of all Banks under the Credit Agreement.

                            [Signature Page Follows]

     EXECUTED this 28th day of March, 2002.

                             DEBTOR:

                             CONTINENTAL RESOURCES, INC.
                             an Oklahoma corporation


                             By:  ROGER CLEMENT
                                  Roger Clement, Sr. Vice President
                                  and Chief Financial Officer


                             SECURED PARTY:

                             GUARANTY BANK, FSB,
                             as Collateral Agent


                             By:  RICHARD MENCHACA
                                  Richard Menchaca
                                  Vice President

THE STATE OF OKLAHOMA        )
                             )
COUNTY OF OKLAHOMA           )


     BEFORE ME, the undersigned authority, on this day personally appeared Roger Clement, Sr. Vice President and Chief Financial Officer of Continental Resources, Inc., an Oklahoma corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of said corporations and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this      day of March, 2002.



                                      NOTARY PUBLIC, STATE OF OKLAHOMA

THE STATE OF OKLAHOMA         )
                              )
COUNTY OF OKLAHOMA            )


     BEFORE ME, the undersigned authority, on this day personally appeared Richard Menchaca, Vice President of Guaranty Bank, FSB, a federal savings bank, as Collateral Agent, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of said bank and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this      day of March, 2002.


                                      NOTARY PUBLIC, STATE OF OKLAHOMA

                                   EXHIBIT "A"

                                    CONTRACTS